EXHIBIT 32.1

CERTIFICATION OF CEO AND CFO PURSUANT TO 18 U.S.C. SECTION 1350
(As Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002)

In connection with the Annual Report of Helix Energy Solutions Group, Inc. (“Helix”) on Form 10-K for the year ended December 31, 2017, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), Owen Kratz, as President and Chief Executive Officer, and Erik Staffeldt, as Senior Vice President and Chief Financial Officer, each hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Helix.

Date: February 23, 2018

/s/ Owen Kratz
Owen Kratz
President and Chief Executive Officer

Date: February 23, 2018

/s/ Erik Staffeldt
Erik Staffeldt
Senior Vice President and Chief Financial Officer